UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                              ___________________

                                   FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




                                 July 22, 2004
______________________________________________________________________________
               Date of Report (Date of earliest event reported)



                               CFS Bancorp, Inc.
______________________________________________________________________________
             (Exact name of registrant as specified in its charter)



      Delaware                       000-24611            35-2042093
______________________________________________________________________________
(State or other jurisdiction  (Commission File Number)  (IRS Employer
of incorporation)                                       Identification No.)



707 Ridge Road, Munster, Indiana                                    46321
______________________________________________________________________________
(Address of principal executive offices)                          (Zip Code)



                                  (219) 836-5500
______________________________________________________________________________
           (Registrant's telephone number, including area code)



                                  Not Applicable
______________________________________________________________________________
        (Former name or former address, if changed since last report)



ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

          (a)  Not applicable.
          (b)  Not applicable.
          (c)  Exhibits.

               The following exhibit is furnished herewith.

          Exhibit Number           Description
          --------------           -----------

               99.1           Press Release dated July 22, 2004



ITEM 12.  Results of Operations and Financial Condition
          ---------------------------------------------

     On July 22, 2004, CFS Bancorp, Inc. (the "Company") reported its results of operations for the second quarter ended June 30, 2004.

     For additional information, reference is made to the Company's press release dated July 22, 2004 which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto. The press release attached hereto is being furnished to the SEC and shall not be deemed to be "filed" for any purpose.




















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                             SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              CFS BANCORP, INC.



Date: July 23, 2004           By: /s/ Brian L. Goins
                                  -------------------
                                  Brian L. Goins
                                  Vice President-Corporate Counsel




























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